SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

MassMutual Premier Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

MASSMUTUAL PREMIER FUNDS

(the “Trust”)

1295 State Street

Springfield, Massachusetts 01111

MassMutual Premier Money Market Fund

MassMutual Premier Short-Duration Bond Fund

MassMutual Premier Inflation-Protected and Income Fund

MassMutual Premier Core Bond Fund

MassMutual Premier Diversified Bond Fund

MassMutual Premier High Yield Fund

MassMutual Premier International Bond Fund

MassMutual Premier Balanced Fund

MassMutual Premier Value Fund

MassMutual Premier Enhanced Index Value Fund

MassMutual Premier Enhanced Index Core Equity Fund

MassMutual Premier Main Street Fund

MassMutual Premier Capital Appreciation Fund

MassMutual Premier Enhanced Index Growth Fund

MassMutual Premier Discovery Value Fund

MassMutual Premier Main Street Small Cap Fund

MassMutual Premier Small Company Opportunities Fund

MassMutual Premier Global Fund

MassMutual Premier International Equity Fund

MassMutual Premier Focused International Fund

MassMutual Premier Strategic Emerging Markets Fund

(each, a “Fund” and collectively, the “Funds”)

INFORMATION STATEMENT

February 8, 2010

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/retire

The Trustees of the Trust (the “Trustees”) are distributing this Information Statement in connection with the modernization and standardization of certain fundamental investment restrictions. This Information Statement is being delivered to shareholders of record as of January 22, 2010 on or about February 8, 2010.

As required by federal securities laws, the Trust is distributing this Information Statement solely for your information in connection with action to be taken by Massachusetts Mutual Life Insurance Company (“MassMutual”) and each of the MassMutual Select Destination Retirement Funds (together in their capacity as the majority shareholder of the Trust, the “Majority Shareholder”). The Majority Shareholder anticipates approving each of the proposals included herein by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The following is a list of the Proposals presented in this Information Statement and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal A: To approve an amendment to fundamental investment restrictions with respect to diversification of investments.	All Funds except the MassMutual Premier International Bond and Strategic Emerging Markets Funds
Proposal B: To approve an amendment to fundamental investment restrictions with respect to borrowing money and issuing senior securities.	All Funds
Proposal C: To approve an amendment to fundamental investment restrictions with respect to participation in the underwriting of securities.	All Funds
Proposal D: To approve an amendment to fundamental investment restrictions with respect to investment in real estate and elimination of a fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.	All Funds
Proposal E: To approve an amendment to fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds
Proposal F: To approve an amendment to fundamental investment restrictions with respect to making loans.	All Funds
Proposal G: To approve an amendment to fundamental investment restrictions with respect to concentrating investments in an industry.	All Funds
Proposal H: To approve the elimination of a fundamental investment restriction with respect to short sales.	MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds
Proposal I: To approve the elimination of a fundamental investment restriction with respect to pledging, mortgaging or hypothecating fund assets.	MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds
Proposal J: To approve the elimination of a fundamental investment restriction with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or Trustees of the Trust or officers or directors of MassMutual.	MassMutual Premier Money Market, Short-Duration Bond, Diversified Bond, Balanced and International Equity Funds

MODERNIZATION AND STANDARDIZATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals A through J, the Board recommends that shareholders of the affected Funds approve certain changes to the fundamental investment restrictions currently observed by such Funds. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and unnecessarily restrictive policies and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds. MassMutual and the subadviser for each Fund have indicated that they have no present intention of changing the way in which the Funds are managed as a result of changing the Funds’ fundamental restrictions.

Background. Proposals A through J relate to current fundamental investment restrictions of the Funds that, in the view of MassMutual and the Board, are either outdated or more restrictive than applicable law and regulation require or track business or industry requirements that no longer apply. For instance, certain of the Funds’ restrictions track state “blue sky” requirements prior to the enactment of the National Securities Market Improvement Act of 1996 (“NSMIA”), a federal law which preempted various state registration and related requirements. MassMutual and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations in the future – at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, as noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the Funds are managed as a result of standardizing their fundamental investment restrictions, removing unnecessary fundamental investment restrictions would empower the Trustees to approve changes to the Funds’ investment policies in the future without the delay and expense of a shareholder vote.

The proposed changes are designed to meet fully the requirements of applicable law and regulation, in particular the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion below in Proposals A through J highlights the differences between the Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund’s current restrictions (contained in Exhibits 2 through 11) with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental,” which each Fund has done in certain instances. Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a majority of Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with the shareholder approval in the event a change is to be made. For the reasons discussed above, the Board recommends that some of the Funds’ current fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each Proposal A through J.

Shareholders of a Fund may vote in favor of or against each Proposal A through J affecting their Fund.

The Trustees, including all of the independent Trustees, approved each of the Proposals A through J discussed below and recommend that the shareholders of each Fund approve each Proposal affecting their Fund.

A.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds:

All Funds except the MassMutual Premier International Bond and Strategic Emerging Markets Funds

The Board recommends that each affected Fund’s fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

Exhibit 2 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment restriction is designed to track the statutory definition of “diversified” company and reads as follows:

“Each Fund may not, with the exception of the International Bond Fund and the Strategic Emerging Markets Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.”

The Board recommends that each affected Fund’s current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds’ restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

B.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Exhibit 3 lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money and issuing senior securities.

Accordingly, the Board recommends that each affected Fund amend its policy so that it will cover all transactions that may be deemed senior securities under the 1940 Act and allow each affected Fund to issue senior securities or borrow money to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform each affected Fund’s policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

C.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The Securities and Exchange Commission (“SEC”) staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

Exhibit 4 lists the current fundamental investment restrictions of each of the affected Funds with respect to participation in the underwriting of securities.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).”

The Board recommends that this policy be amended as proposed in order to conform the affected Funds’ policies to the statutory and related requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

D.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE AND ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTING IN OIL, GAS OR OTHER MINERAL LEASES, RIGHTS, ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. Exhibit 5 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. The Board recommends that this policy be modified to clearly allow for the sale of real estate when ownership of real estate results from permissible investments and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent consistent with its investment objectives and policies.

In addition, one of the restrictions listed in Exhibit 5 tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the Funds. Although MassMutual and the subadvisers do not intend currently to invest any Fund’s assets in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, with the exception of readily marketable securities secured or issued by companies not principally engaged in the business of buying and selling such leases, rights, contracts or programs already permitted by the Funds’ current restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs be eliminated.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)”

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

E.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. Exhibit 6 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.”

The proposed amendment would make it clear that the Funds may utilize futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and with the Funds’ investment objectives and policies. The proposed changes are also intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities. Although MassMutual and the subadvisers have no present intention of changing the way in which the Funds are managed as a result of this amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

F.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected Funds:

All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds. Exhibit 7 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

Currently, and following the amendment, each Fund may, consistent with applicable law and its investment objective and policies, enter into repurchase agreements and securities loans without limit. Although MassMutual and the subadvisers have no present intention of changing the way in which each Fund is managed, the increased flexibility provided by the amendment could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund’s cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the Fund’s counterparty to these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the counterparty’s estate.

G.	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Funds:

All Funds

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in securities of issuers in that industry.

Exhibit 8 lists the current fundamental investment restrictions of each of the affected Funds with respect to concentrating investments in an industry.

The Board recommends that this policy be changed to read as follows:

“Each Fund may not concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b)	In the case of the Money Market Fund, there is no limitation in respect of certificates of deposit and bankers’ acceptances.

(c)	There is no limitation for securities issued by other investment companies.”

The Board recommends that each Fund’s current fundamental investment restriction with respect to concentrating investments in an industry be amended as proposed in order to conform the Funds’ restrictions to the statutory requirements discussed above. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry. In the case of the MassMutual Premier Money Market Fund, due to a position of the SEC staff, certificates of deposit and banker’s acceptances will be limited to those issued by domestic banks.

H.	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

Affected Funds:

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

Exhibit 9 lists the current fundamental investment restriction of each affected Fund with respect to short sales. There are no applicable SEC rules requiring, and the 1940 Act does not require, that the Funds state a fundamental investment policy with respect to short sales. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions, the Board recommends that each affected Fund’s current fundamental investment restriction with respect to short sales be eliminated.

I.	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

Affected Funds:

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

Exhibit 10 lists the current fundamental investment restriction of each affected Fund with respect to pledging, mortgaging or hypothecating Fund assets. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to pledging, mortgaging or hypothecating Fund assets be eliminated.

J.	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR TRUSTEES OF THE TRUST OR OFFICERS OR DIRECTORS OF MASSMUTUAL

Affected Funds:

MassMutual Premier Money Market, Short-Duration Bond, Diversified Bond, Balanced and International Equity Funds

Exhibit 11 lists the current fundamental investment restriction of each affected Fund with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or Trustees of the Trust or officers or directors of MassMutual. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although MassMutual and the subadvisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental restrictions, the Board recommends that each affected Fund’s fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of MassMutual or officers or Trustees of the Trust be eliminated.

OTHER INFORMATION

Certain additional information regarding the Trust and the Funds is presented below.

Investment Adviser’s Address. The address of the Funds’ investment adviser, MassMutual, is 1295 State Street, Springfield, Massachusetts 01111.

Principal Underwriter, Administrator and Sub-Administrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is an indirect, wholly-owned subsidiary of MassMutual. MassMutual serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the sub-administrator of the Funds.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended October 31, 2009, and semi-annual report for the period ended April 30, 2009, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended October 31, 2009, or semi-annual period ended April 30, 2009, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Outstanding Shares. Exhibit 1 to this Information Statement lists the total number of shares outstanding as of January 22, 2010 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with MassMutual or an affiliate of MassMutual to purchase shares of the Funds.

Ownership by Trustees and Officers of the Trust. As of December 31, 2009, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds. As of December 31, 2009, the Trustees of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds. As of December 31, 2009: (1) Nabil N. El-Hage, Chairman and Trustee of the Trust, held 1,472.522 Class A shares of the Premier Small Company Opportunities Fund, and (2) Maria D. Furman, Trustee of the Trust, held 1,535.441 Class A shares of the Premier Small Company Opportunities Fund, each constituting less than 1% of the total outstanding shares of Class A of the Premier Small Company Opportunities Fund.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Exhibit 1

Shares Outstanding

For each of the Funds’ shares, the number of shares outstanding as of January 22, 2010 was as follows:

Number of Shares Outstanding
MassMutual Premier Money Market Fund	698,861,214.735
MassMutual Premier Short-Duration Bond Fund	38,542,511.586
MassMutual Premier Inflation-Protected and Income Fund	25,667,695.428
MassMutual Premier Core Bond Fund	110,070,374.725
MassMutual Premier Diversified Bond Fund	28,939,715.474
MassMutual Premier High Yield Fund	19,992,097.331
MassMutual Premier International Bond Fund	2,760,714.838
MassMutual Premier Balanced Fund	13,353,235.681
MassMutual Premier Value Fund	17,541,834.849
MassMutual Premier Enhanced Index Value Fund	33,174,662.758
MassMutual Premier Enhanced Index Core Equity Fund	1,637,276.083
MassMutual Premier Main Street Fund	24,558,260.506
MassMutual Premier Capital Appreciation Fund	75,922,698.456
MassMutual Premier Enhanced Index Growth Fund	23,217,996.415
MassMutual Premier Discovery Value Fund	6,380,178.453
MassMutual Premier Main Street Small Cap Fund	9,547,273.194
MassMutual Premier Small Company Opportunities Fund	24,222,363.74
MassMutual Premier Global Fund	41,846,724.55
MassMutual Premier International Equity Fund	56,506,667.698
MassMutual Premier Focused International Fund	9,667,093.073
MassMutual Premier Strategic Emerging Markets Fund	6,129,250.935

Ownership of Shares

As of January 22, 2010, Massachusetts Mutual Life Insurance Company owned of record the following percentages of each Fund, and therefore for certain purposes may be deemed to “control” the Funds, as that term is defined in the 1940 Act:

MassMutual Premier Money Market Fund	75.16%
MassMutual Premier Short-Duration Bond Fund	83.45%
MassMutual Premier Inflation-Protected and Income Fund	72.90%
MassMutual Premier Core Bond Fund	89.26%
MassMutual Premier Diversified Bond Fund	72.86%
MassMutual Premier High Yield Fund	71.19%
MassMutual Premier Balanced Fund	97.20%
MassMutual Premier Value Fund	95.22%
MassMutual Premier Enhanced Index Value Fund	66.80%
MassMutual Premier Enhanced Index Core Equity Fund	79.75%
MassMutual Premier Main Street Fund	96.39%
MassMutual Premier Capital Appreciation Fund	93.73%
MassMutual Premier Enhanced Index Growth Fund	55.19%
MassMutual Premier Discovery Value Fund	64.30%
MassMutual Premier Main Street Small Cap Fund	47.31%
MassMutual Premier Small Company Opportunities Fund	95.37%
MassMutual Premier Global Fund	95.57%

MassMutual Premier International Equity Fund	92.67%
MassMutual Premier Focused International Fund	74.25%
MassMutual Premier Strategic Emerging Markets Fund	52.91%

As of January 22, 2010, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act:

MassMutual Premier Diversified Bond Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	35.64%
MassMutual Premier International Bond Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	35.64%
MassMutual Select Destination Retirement 2020 Fund (Class S)	30.33%
MassMutual Premier Balanced Fund
SEI Private Trust Company c/o State Street Bank & Trust ID 571 (Class Y)	36.37%
MassMutual Premier Enhanced Index Core Equity Fund
Taynik & Co c/o Investors Bank & Trust (Class L)	99.98%
Babson Capital Management LLC Independence Wharf (Class S)	56.05%
MassMutual Premier Enhanced Index Growth Fund
Taynik & Co c/o Investors Bank & Trust (Class Y)	44.95%
MassMutual Select Destination Retirement 2020 Fund (Class S)	36.01%
MassMutual Premier Discovery Value Fund
Taynik & Co c/o Investors Bank & Trust (Class L)	58.65%
MassMutual Premier Main Street Small Cap Fund
Taynik & Co c/o Investors Bank & Trust (Class Y)	99.96%
MassMutual Select Destination Retirement 2020 Fund (Class S)	44.91%
MassMutual Select Destination Retirement 2030 Fund (Class S)	26.93%
MassMutual Premier Strategic Emerging Markets Fund
MassMutual Select Destination Retirement 2020 Fund (Class S)	25.38%

As of January 22, 2010, the following entities owned of record the following percentages of a share class of a Fund, and therefore for certain purposes may be deemed a principal holder of the Fund:

MassMutual Premier Money Market Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	14.31%
Taynik & Co c/o Investors Bank & Trust (Class Y)	13.25%
MassMutual Premier Short-Duration Bond Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	5.40%
Taynik & Co c/o Investors Bank & Trust (Class L)	6.27%
MassMutual Select Destination Retirement Income Fund (Class S)	12.16%
MassMutual Select Destination Retirement 2010 Fund (Class S)	6.97%
MassMutual Select Destination Retirement 2020 Fund (Class S)	5.42%
MassMutual Premier Inflation-Protected and Income Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	18.14%
MassMutual Select Destination Retirement Income Fund (Class S)	15.40%
MassMutual Select Destination Retirement 2010 Fund (Class S)	12.21%
MassMutual Select Destination Retirement 2020 Fund (Class S)	17.75%
MassMutual Select Destination Retirement 2030 Fund (Class S)	7.73%
MassMutual Premier Core Bond Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	6.98%
Taynik & Co c/o Investors Bank & Trust (Class Y)	9.14%
Taynik & Co c/o Investors Bank & Trust (Class S)	5.68%

MassMutual Premier Diversified Bond Fund
Taynik & Co c/o Investors Bank & Trust (Class Y)	6.89%
MassMutual Select Destination Retirement Income Fund (Class S)	18.24%
MassMutual Select Destination Retirement 2010 Fund (Class S)	16.16%
MassMutual Select Destination Retirement 2020 Fund (Class S)	24.72%
MassMutual Select Destination Retirement 2030 Fund (Class S)	5.41%
MassMutual Premier High Yield Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	22.84%
Taynik & Co c/o Investors Bank & Trust (Class Y)	9.73%
Taynik & Co c/o Investors Bank & Trust (Class L)	17.75%
MassMutual Select Destination Retirement 2020 Fund (Class S)	10.33%
MassMutual Select Destination Retirement 2030 Fund (Class S)	7.77%
MassMutual Premier International Bond Fund
MassMutual Select Destination Retirement Income Fund (Class S)	19.87%
MassMutual Select Destination Retirement 2010 Fund (Class S)	15.64%
MassMutual Select Destination Retirement 2030 Fund (Class S)	21.10%
MassMutual Select Destination Retirement 2040 Fund (Class S)	11.90%
MassMutual Premier Value Fund
NFS LLC FEBO NFS/FMTC Rollover IRA (Class A)	6.75%
MassMutual Premier Enhanced Index Value Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	22.25%
Taynik & Co c/o Investors Bank & Trust (Class Y)	17.09%
Taynik & Co c/o Investors Bank & Trust (Class S)	11.90%
MassMutual Select Destination Retirement 2020 Fund (Class S)	16.13%
MassMutual Select Destination Retirement 2030 Fund (Class S)	10.17%
MassMutual Select Destination Retirement 2040 Fund (Class S)	5.57%
MassMutual Premier Enhanced Index Core Equity Fund
Investors Bank & Trust Company TRU/A DTD 2/15/94 (Class Y)	13.25%
Taynik & Co c/o Investors Bank & Trust (Class A)	12.36%
MassMutual Premier Capital Appreciation Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	7.76%
Taynik & Co c/o Investors Bank & Trust (Class Y)	9.33%
MassMutual Premier Enhanced Index Growth Fund
NFS LLC FEBO NFS/FMTC Rollover IRA (Class A)	6.74%
MassMutual Select Destination Retirement Income Fund (Class S)	5.73%
MassMutual Select Destination Retirement 2010 Fund (Class S)	9.77%
MassMutual Select Destination Retirement 2030 Fund (Class S)	19.27%
MassMutual Select Destination Retirement 2040 Fund (Class S)	12.31%
MassMutual Premier Discovery Value Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	15.84%
Taynik & Co c/o Investors Bank & Trust (Class Y)	18.23%
Taynik & Co c/o Investors Bank & Trust (Class S)	22.46%
MassMutual Select Destination Retirement 2020 Fund (Class S)	8.85%
MassMutual Select Destination Retirement 2030 Fund (Class S)	7.50%
MassMutual Premier Main Street Small Cap Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	24.08%
MassMutual Select Destination Retirement 2040 Fund (Class S)	14.37%
MassMutual Premier Small Company Opportunities Fund
SEI Private Trust Company c/o State Street Bank ID 571 (Class Y)	14.38%
MassMutual Premier Global Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	10.97%

MassMutual Premier Focused International Fund
Taynik & Co c/o Investors Bank & Trust (Class A)	19.05%
Taynik & Co c/o Investors Bank & Trust (Class L)	19.75%
MassMutual Select Destination Retirement 2020 Fund (Class S)	13.87%
MassMutual Select Destination Retirement 2030 Fund (Class S)	11.09%
MassMutual Select Destination Retirement 2040 Fund (Class S)	6.77%
MassMutual Premier Strategic Emerging Markets Fund
MassMutual Select Destination Retirement Income Fund (Class S)	5.18%
MassMutual Select Destination Retirement 2010 Fund (Class S)	7.00%
MassMutual Select Destination Retirement 2030 Fund (Class S)	22.64%
MassMutual Select Destination Retirement 2040 Fund (Class S)	12.05%

Exhibit 2

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

MassMutual Premier Main Street, Capital Appreciation, Discovery Value, Main Street Small Cap, Global and Focused International Funds

“The Trust may not, on behalf of any Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s assets, (i) more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of an issuer.”

MassMutual Premier Enhanced Index Value, Enhanced Index Core Equity and Enhanced Index Growth Funds

“The Trust may not, on behalf of any Fund, either (i) invest more than 5% of the Fund’s total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund’s total assets may be invested without regard to this restriction or (ii) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, purchase any security (other than U.S. Treasury securities or U.S. Government Securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of a Fund would be invested in the securities of a single issuer.”

“The Trust may not, on behalf of any Fund, with the exception of the Inflation-Protected and Income Fund, purchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, a Fund would hold more than 10% of the outstanding voting securities of an issuer. This restriction is applicable to 75% of the assets of the excepted Funds.”

Exhibit 3

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

All Affected Funds other than the MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, borrow money in excess of 33% (10% in the case of the Value Fund and the Enhanced Index Core Equity Fund) of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund’s total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.”

“The Trust may not, on behalf of any Fund, issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in the above-referenced restriction on borrowing.)”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, except that a Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending agreements shall not be deemed to constitute borrowing money. A Fund would not make any additional investments while its borrowings exceeded 5% of its assets.”

“The Trust may not, on behalf of any Fund, issue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by the above-referenced restriction on borrowing.”

Exhibit 4

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

All Affected Funds other than the MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under applicable laws.”

Exhibit 5

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE AND INVESTING IN OIL, GAS OR OTHER MINERAL LEASES, RIGHTS, ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

All Affected Funds other than the MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, real estate or real estate mortgage loans. This restriction does not prevent a Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate and by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.”

Exhibit 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

All Affected Funds other than the MassMutual Premier International Bond, Strategic Emerging Markets, Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, purchase or sell commodities or commodity contracts, including futures contracts, except that the Core Bond Fund, the High Yield Fund, the Enhanced Index Value Fund, the Enhanced Index Core Equity Fund, the Main Street Fund, the Capital Appreciation Fund, the Enhanced Index Growth Fund, the Discovery Value Fund, the Main Street Small Cap Fund, the Global Fund and the Focused International Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.”

MassMutual Premier International Bond and Strategic Emerging Markets Funds

“The Trust may not, on behalf of any Fund, purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, purchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).”

Exhibit 7

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

All Affected Funds other than the MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund’s assets in the case of each Fund.”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, make loans other than by investing in obligations in which a Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.”

Exhibit 8

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

All Affected Funds other than the MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)”

MassMutual Premier Money Market, Short-Duration Bond, Inflation-Protected and Income, Diversified Bond, Balanced and International Equity Funds

“The Trust may not, on behalf of any Fund, acquire securities of issuers in any one industry (as determined by the Board of Trustees of the Trust) if as a result 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

(b)	In the case of the Money Market Fund, there is no industry concentration limitation for certificates of deposit and bankers’ acceptances issued by domestic banks.”

Exhibit 9

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES

All Affected Funds

“The Trust may not, on behalf of any Fund, make short sales, except for sales ‘against-the-box.’”

Exhibit 10

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

All Affected Funds

“The Trust may not, on behalf of any Fund, pledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contracts, reverse repurchase agreements and securities lending.”

Exhibit 11

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR TRUSTEES OF THE TRUST OR OFFICERS OR DIRECTORS OF MASSMUTUAL

All Affected Funds

“The Trust may not, on behalf of any Fund, purchase or retain securities of any issuer if, to the knowledge of the Trust, more than 5% of such issuer’s securities are beneficially owned by officers and trustees of the Trust or officers and directors of its adviser who individually beneficially own more than  1/2 of 1% of the securities of such issuer.”